UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report:  June 9, 2014

INDEPENDENT BANK CORPORATION
(Exact name of registrant as
specified in its charter)

Michigan (State or other jurisdiction of incorporation)	0-7818 (Commission File Number)	38-2032782 (IRS Employer Identification No.)

230 West Main Street Ionia, Michigan (Address of principal executive office)	48846 (Zip Code)

Registrant's telephone number,
including area code:
(616) 527-5820

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events.

On June 9, 2014, Michael M. Magee, Chairman of the Board of Directors of Independent Bank Corporation (the "Company"), entered into a Rule 10b5-1 trading plan to sell 70,000 shares of the Company's common stock.  The plan was adopted by Mr. Magee as part of his longer-term asset diversification objectives.  The shares subject to the plan will be sold under specified conditions set forth in the plan.

Specific transactions under the plan will be disclosed publicly through Form 144 and Form 4 filings with the Securities and Exchange Commission. Except as may be required by law, the Company has not undertaken to report on specific Rule 10b5-1 stock trading plans of Company officers or directors, nor to report modifications or limitations of any such plans.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

INDEPENDENT BANK CORPORATION
(Registrant)

Date: June 11, 2014	/s/ Robert N. Shuster
By: Robert N. Shuster
Its: Executive Vice President and
Chief Financial Officer